UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	March 3, 2006
(Date of earliest event reported)	February 28, 2006

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)                               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On February 28, 2006, George A. Cowan notified Trinity Capital Corporation (the “Company”) of his decision not to stand for re-election to the Board of Directors of the Company at its 2006 Annual Meeting of Shareholders.  A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01(d)                               Financial Statements and Exhibits.

Exhibit 99.1                               Press Release of Trinity Capital Corporation, dated March 3, 2006, regarding George A. Cowan

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: March 3, 2006	By:	/s/ William C. Enloe
William C. Enloe